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                                                                  EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 33-99330, 33-80879, 333-87851 and 333-88303)
of Lexmark International Group, Inc. of our reports dated February 11, 2000 relating to the financial statements and the financial statement schedule, which appear in this Form 10-K.



 /s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP


Lexington, Kentucky
March 20, 2000